Financial assets	12 Months Ended
Dec. 31, 2024
Financial assets [Abstract]
Financial assets
16.	Financial assets

	2024	2023
	A$’000	A$’000
Investment in Mauna Kea Technologies	3,397	9,497
Investment in Atonco SAS	2,696	-
Investment in QSAM Biosciences[1]	-	2,763
Restricted cash[2]	50,000	-
Total financial assets	56,093	12,260

1.	This investment was reclassified to intangible assets on completion of the QSAM asset acquisition, refer to note 21.3 for further details.
2.	The Group has paid a cash security deposit as part of the working capital facility agreement with HSBC Bank Australia Limited, the deposit is for a term longer than 90 days and as such it has been excluded from cash and cash equivalents (refer to note 23.2 for further details of this facility)

Additions

Atonco SAS

On February 24, 2024, Telix subscribed to 194,805 new ordinary shares of Atonco SAS (Atonco) at a share price of €6.16 per share. In addition, the Group converted trade receivables owed by Atonco for a further 69,679 shares at a share price of €6.16 per share.

Telix owns 9.34% of the share capital and 9.34% of the voting rights of Atonco. The investment was designated at the date of acquisition as a financial asset valued at fair value through other comprehensive income.

Amounts recognized in other comprehensive income or loss

Fair values have been determined based on the quoted share prices (level 1 inputs) at December 31, 2024, resulting in a loss of $4,986,000 (2023: $895,000, 2022: $Nil) recognized in other comprehensive income or loss.